DREYFUS INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to provide you with this annual report for Dreyfus International Value Fund. For the 12 months ended August 31, 1997 the Fund produced a total return of 15.72%* while the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index, a leading benchmark for international investors, rose 9.05%.** Returns from abroad lagged the U.S. because of the strength of the U.S. dollar and continued weakness in the Japanese market, the largest foreign stock market. The continuing strength of the U.S. dollar impacted returns negatively as investments abroad translated into fewer dollars. During the past 12 months the dollar strengthened 10% against the yen and more than 20% against major European currencies. The Japanese market at the end of August, after declining 2% during the past year, stood at 53% below its high of December 1989.
      The strategy of the Fund during the year was to be well diversified by country and industry sectors. Representation in emerging markets was limited. The focus was to seek out securities which are undervalued relative to their home markets. Our approach has steered us away from the banking sector in Japan which is selling at very high price-to-earnings multiples. Securities owned in Japan were heavily weighted toward global companies which are less affected by the slow recovery of the Japanese economy. Japan now accounts for 31% of the EAFE(R) index and the portfolio was underweighted in Japan with a 27% weighting.
ECONOMIC AND MARKET ENVIRONMENT
      European markets continued to lead for the past year. The Spanish market rose over 70%, the Netherlands was up 64% and Sweden 57%. Even Austria, the worst performing major European market, was up over 20%. However, as we mentioned earlier, the strength of the U.S. dollar erased some of the returns. In U.S. dollar terms, Spain's return was 41%, Sweden's 33%, and the Netherlands' 34%. Markets in Asia languished with weakness centered in Malaysia and the emerging markets Thailand, Philippines and Indonesia. With the exception of Hong Kong, leading Asian markets were weak during the course of the year. The portfolio's exposure to the region was limited and the adverse impact was small. The "Asian Tigers", after registering dramatic economic growth of 7-8% annually for the past several years, are now consolidating. The rapid growth of the past few years resulted in over-expansion in many areas. The finance and property sectors were particularly hard hit.
      The Japanese economy appeared to be well on its way to recovery earlier in the year. However, the increase in consumption tax in April had a much greater negative impact than expected. Economic statistics early in the year may have been inflated by advance purchases of large ticket items including housing. It appears now that additional stimulus may be necessary to resume the recovery. In terms of its stock market, Japan has been very much of a two-tier market. Domestic related issues, especially financials, were in a downtrend while major Japanese multinationals with strong global market positions performed very well. The portfolio was well represented in the major multinationals and, as a result it significantly outperformed the Japanese market.
      In contrast to Japan, we are seeing signs of healthy economic recovery in Europe. The strong U.S. dollar has had the effect of improving the competitive position of the major European countries. Corporate downsizing and restructuring, which has largely run its course here, is just beginning in Europe. We are also starting to see signs of managements recognizing the need to focus on shareholder value. Stock options granted to managements are helping to redirect attention and improve corporate efficiency. In terms of the economic cycle, the United Kingdom is by far the most advanced in Europe. Growth in GDP is expected to approach 4% this year and remain in the 3% area next year. The United Kingdom has benefited from less stringent labor laws and is the most advanced in terms of the pace of corporate restructuring.
      GDP growth in Germany is still somewhat sluggish but, helped by the weak Deutschemark, is picking up. After economic growth of under 2% last year, growth is projected at a 2.5%-3% rate next year.



      France is the laggard in efficiency improvements. A more militant labor force and government's reluctance to face the problem decisively are the major obstacles. However, even here we are beginning to see signs of progress and the economy is firming up. We expect GDP growth to double to the 3% range next year after a sluggish 1.5% last year.
PORTFOLIO FOCUS
      We have continued to invest in securities with favorable valuation characteristics. The average price to earnings ratio of the stocks in the portfolio is 19x compared with 25x for the EAFE(R) index and the price to book value ratio is 2.2x compared with 2.5x. The Fund is now invested in 24 foreign countries and is well diversified. There is also some representation in the emerging markets of Asia and Latin America. Those economies are growing faster but are also more volatile. Because of this increased volatility, emerging markets exposure of the portfolio is now under 5%.
      During the past year, the Fund significantly outperformed its benchmark (MSCI EAFE(R)) Index. The outperformance was primarily due to stock selection. Although value stocks did not outperform in every country, our emphasis was on value stocks with positive earnings momentum. Combining value with positive earnings momentum has enhanced returns. Our country allocation has not changed significantly through the year and our modest underweighting of Japan also enhanced returns.
      Going forward, we will continue to search for securities which are temporarily undervalued and out of favor but where earnings momentum is improving. The universe that we can select from is nearly twice the size of the U.S. market and we are finding many opportunities. Even in Japan, where the market declined by over 2% in the last 12 months, more than half of our holdings registered double digit increases.
      Though the Fund trailed the spectacular returns generated by the U.S. market, we are pleased that it significantly outperformed its benchmark, the EAFE(R) Index. Over the longer term, we feel diversification into investments abroad still makes sense and we will continue to strive for returns exceeding the benchmark. Thank you for your continued participation in Dreyfus International Value Fund.
                                  Sincerely,

                              [Sandor Oseh Signature Logo]

                                  Sandor Cseh
                                  Portfolio Manager
September 17, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE (R))Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The return indicated includes net dividends reinvested. The Index is the property of Morgan Stanley & Co., Incorporated.


DREYFUS INTERNATIONAL VALUE FUND                            AUGUST 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS INTERNATIONAL VALUE FUND
AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFERegistration Mark) INDEX

Dollars
$12,317
Dreyfus International
Value Fund
$11,538
Morgan Stanley
Capital International
Europe, Australasia,
Far East (EAFERegistration Mark) Index*
*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
                        One Year Ended                                         From Inception (9/29/95)
                       August 31, 1997                                            to August 31, 1997
                          ----------                                                  ------------
                            15.72%                                                      11.46%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus International Value Fund on 9/29/95 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS                                                                                       AUGUST 31, 1997
Common Stocks-94.4%                                                                           Shares                Value
                                                                                              -------              -------
                Argentina-1.1%       YPF Sociedad Anonima, ADS...........                         33,000      $    1,074,563
                                                                                                                     -------
                Australia-2.7%       Amcor...............................                         60,000             361,406
                                     Australia and New Zealand Banking...                        166,787           1,192,391
                                     Boral...............................                        357,524           1,037,559
                                                                                                                     -------
                                                                                                                   2,591,356
                                                                                                                     -------
                Austria-.1%          Creditanstalt-Bankverein............                            800             134,491
                                                                                                                     -------
                Denmark-.9%          Tele Danmark, ADS...................                         32,000             854,000
                                                                                                                     -------
                France-10.6%         Alcatel Alsthom, ADS................                         61,992           1,526,553
                                     Axa-UAP.............................                         13,500             858,375
                                     C.S.F. (Thompson)...................                         28,104             753,103
                                     DEXIA France........................                          9,800             843,703
                                     Danone..............................                          6,026             895,015
                                     Elf Aquitaine, ADS..................                         29,000           1,616,750
                                     Michelin............................                         13,087             733,207
                                     Rhone-Poulenc, ADR..................                         22,418             849,082
                                     Societe Generale....................                         11,425           1,415,338
                                     Usinor..............................                         44,000             761,225
                                                                                                                     -------
                                                                                                                  10,252,351
                                                                                                                     -------
                Germany-8.3%         Bayer...............................                         25,500             936,231
                                     Deutsche Bank.......................                         24,000           1,399,824
                                     GEA.................................                         2,800              975,233
                                     Siemens.............................                         24,400           1,493,300
                                     Tarkett.............................                         19,000             430,672
                                     VEBA................................                         17,300             937,306
                                     Viag................................                          2,850           1,180,935
                                     Volkswagen..........................                            900             644,349
                                                                                                                     -------
                                                                                                                   7,997,850
                                                                                                                     -------
                Greece-.6%           Hellenic Telecommunication Organization, GDR                 50,000 (a,b)       542,500
                                                                                                                     -------
                Hong Kong-3.0%       Cheung Kong.........................                         41,000             433,806
                                     Guoco Group.........................                        130,000             504,903
                                     HSBC................................                         16,763             510,460
                                     HongKong Electric...................                        231,500             809,504
                                     Swire Pacific.......................                        419,500             603,539
                                                                                                                     -------
                                                                                                                   2,862,212
                                                                                                                     -------
                Indonesia-.4%        PT Indosat, ADS.....................                         20,000             433,750
                                                                                                                     -------
                Italy-3.6%           ENI, ADS............................                         18,000             999,000
                                     Fiat................................                        165,000             505,760
                                     Istituto Mobiliare Italiano, ADS....                         26,000             724,750
                                     Telecom Italia......................                        370,000           1,295,759
                                                                                                                     -------
                                                                                                                   3,525,269
                                                                                                                     -------
                Japan-26.7%          Canon...............................                         50,000           1,377,058
                                     Credit Saison.......................                         57,200           1,471,277

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         AUGUST 31, 1997
Common Stocks (continued)                                                                      Shares             Value
                                                                                               -------           -------

               Japan (continued)    Dai-Tokyo Fire & Marine Insurance....                        162,000        $    738,251
                                     Fuji Machine Manufacturing..........                         16,000             549,168
                                     Hitachi.............................                        131,000           1,202,631
                                     Honda Motor.........................                         32,000             984,533
                                     Ito-Yokado..........................                         24,000           1,290,216
                                     Kao.................................                        100,000           1,472,170
                                     Mabuchi Motor.......................                         22,900           1,215,930
                                     Matsumotokiyoshi....................                         12,000             458,529
                                     Mikuni Coca Cola....................                         41,000             552,724
                                     Minebea.............................                        131,000           1,300,141
                                     Mitsubishi Heavy Industries.........                        174,000           1,149,831
                                     Murata Manufacturing................                         36,000           1,461,914
                                     Namco...............................                         21,500             723,720
                                     Nichiei.............................                         10,400           1,143,992
                                     Nishimatsu Construction.............                        105,000             616,574
                                     Ono Pharmaceutical..................                         11,000             341,162
                                     Rohm................................                         10,000           1,033,827
                                     Sankyo..............................                         27,000             652,055
                                     Sekisui Chemical....................                         71,000             598,957
                                     Sekisui House.......................                         35,000             329,997
                                     Sony................................                         17,000           1,476,305
                                     Toshiba.............................                        174,000             958,431
                                     Toyota Motor........................                         31,000             807,625
                                     Yamanouchi Pharmaceutical...........                         40,000             952,774
                                     Yamato Transport....................                         90,000           1,079,316
                                                                                                                     -------
                                                                                                                  25,939,108
                                                                                                                     -------
                Malaysia-.7%         Affin Holdings......................                        210,000             241,851
                                     IOI Properties......................                         50,000              49,700
                                     Perusahaan Otomobil Nasional........                        125,000             364,182
                                                                                                                     -------
                                                                                                                     655,733
                                                                                                                     -------
                Netherlands-5.9%     ABN-Amro............................                         42,064             823,449
                                     Akzo Nobel, ADS.....................                         12,000             939,000
                                     Hollandsche Beton Groep.............                         29,600             653,517
                                     Hunter Douglas......................                         17,732             740,356
                                     Koninklijke KNP.....................                         43,000             921,941
                                     Philips Electronics, ADR............                         14,000           1,002,750
                                     Royal PTT Nederland, ADS............                         18,790             671,743
                                                                                                                     -------
                                                                                                                   5,752,756
                                                                                                                     -------
                New Zealand-.5%      Air New Zealand.....................                        184,000             498,156
                                                                                                                     -------
                Norway-.8%           Christiania Bank....................                         60,000             204,559
                                     Orkla AS-B..........................                          8,500             550,037
                                                                                                                     -------
                                                                                                                     754,596
                                                                                                                     -------
                Peru-.6%             Telefonica del Peru, ADS............                         22,000             514,250
                                                                                                                     -------
                Philippines-.4%      Philippine Long Distance Telephone, ADS                      16,000             404,000
                                                                                                                     -------

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         AUGUST 31, 1997
Common Stocks (continued)                                                                    Shares             Value
                                                                                             -------           -------
                Portugal-.5%         Banco Totta & Acores................                         26,000        $    466,133
                                                                                                                     -------
                Singapore-1.6%       Development Bank of Singapore.......                         82,000             868,012
                                     Singapore Airlines..................                         89,000             647,701
                                                                                                                     -------
                                                                                                                   1,515,713
                                                                                                                     -------
                South Korea-.4%      Kookmin Bank, ADS...................                         25,070 (a,b)       363,515
                                                                                                                     -------
                Spain-3.8%           Corporacion Bancaria de Espana, ADS.                         52,000           1,296,750
                                     Gas Y Electridad....................                         15,000             927,248
                                     Repsol, ADS.........................                         36,000           1,417,500
                                                                                                                     -------
                                                                                                                   3,641,498
                                                                                                                     -------
                Sweden-1.3%          Marieberg Tidnings..................                         24,400             628,498
                                     Scania AB...........................                         14,000             382,819
                                     Scania AB 'A', ADS..................                          9,250             252,641
                                     Scania AB 'B', ADS..................                          1,250              34,141
                                                                                                                     -------
                                                                                                                   1,298,099
                                                                                                                     -------
                Switzerland-3.9%     Magazine Zum Globus.................                            885 (a)         632,482
                                     Nestle..............................                            800             928,734
                                     Sulzer..............................                          1,000             699,906
                                     Union Bank of Switzerland...........                          1,100           1,088,781
                                     Zurich Versicherungs................                          1,300             471,077
                                                                                                                     -------
                                                                                                                   3,820,980
                                                                                                                     -------
                United Kingdom-15.0% BTR                                                         341,129           1,206,368
                                     Bunzl...............................                        273,779           1,039,250
                                     Cable & Wireless, ADS...............                         27,000             718,875
                                     Laird Group.........................                        136,000             865,930
                                     LucasVarity.........................                        362,000           1,156,856
                                     Medeva..............................                        173,000             617,409
                                     National Westminster Bank...........                         91,274           1,166,010
                                     Powergen............................                        108,122           1,370,716
                                     Rio Tinto...........................                         74,554           1,177,395
                                     Royal & Sun.........................                        142,000           1,151,763
                                     Safeway.............................                        215,933           1,313,575
                                     Scapa Group.........................                         55,000             201,639
                                     Smith (David S.)....................                         50,765             174,584
                                     Stakis..............................                        405,000             683,270
                                     Tomkins.............................                        357,000           1,731,585
                                                                                                                     -------
                                                                                                                  14,575,225
                                                                                                                     -------
                United States-1.0%   Pharmacia & Upjohn..................                         29,000             987,813
                                                                                                                     -------
                                     TOTAL COMMON STOCKS
                                       (cost $87,793,564)................                                      $  91,455,917
                                                                                                                     =======

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                          AUGUST 31, 1997
Preferred Stocks-1.2%                                                                            Shares             Value
                                                                                                -------           -------
                Austria-.6%          Bank Austria........................                         16,800        $    635,138
                                                                                                                     -------
                Germany-.6%          Hugo Boss...........................                            400             534,055
                                                                                                                     -------
                                     TOTAL PREFERRED STOCKS
                                       (cost $1,059,012).................                                      $   1,169,193
                                                                                                                     =======
                                                                                                Principal
Short-Term Investments-10.3%                                                                     Amount
                                                                                                -------
                U.S. Treasury Bills: 5.02%, 9/18/97......................                  $   7,875,000        $  7,852,635
                                     5.06%, 10/16/97.....................                      2,141,000           2,126,891
                                                                                                                     -------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $9,983,784).................                                      $   9,979,526
                                                                                                                     =======
TOTAL INVESTMENTS (cost $98,836,360).....................................                         105.9%        $102,604,636
                                                                                                    ====             =======
LIABILITIES, LESS CASH AND RECEIVABLES...................................                          (5.9%)     $   (5,708,687)
                                                                                                    ====             =======
NET ASSETS...............................................................                         100.0%        $ 96,895,949
                                                                                                    ====             =======


Notes to Statement of Investments:
    (a)  Non-income producing.
    (b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
   August 31, 1997, these securities amounted to $906,015 or approximately
   .94% of net assets.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                       AUGUST 31, 1997
                                                                                                     Cost           Value
                                                                                                   -------         -------
ASSETS:                          Investments in securities-See Statement of Investments        $  98,836,360    $102,604,636
                                 Cash denominated in foreign currencies.....                   $   1,447,878       1,427,690
                                 Dividends receivable.......................                                         190,572
                                 Receivable for investment securities sold..                                         113,082
                                 Prepaid expenses...........................                                          24,437
                                 Receivable for shares of Common Stock subscribed                                      2,500
                                                                                                                     -------
                                                                                                                 104,362,917
                                                                                                                     -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        89,116
                                 Due to Distributor.........................                                          20,595
                                 Cash overdraft due to Custodian............                                          17,416
                                 Payable for investment securities purchased                                       7,194,432
                                 Net unrealized depreciation on forward
                                 currency exchange contracts-Note 4(a)......                                          50,605
                                 Payable for shares of Common Stock redeemed                                          31,164
                                 Accrued expenses...........................                                          63,640
                                                                                                                     -------
                                                                                                                   7,466,968
                                                                                                                     -------
NET ASSETS..................................................................                                   $  96,895,949
                                                                                                                     -------
REPRESENTED BY:                  Paid-in capital............................                                   $  90,664,021
                                 Accumulated undistributed investment income-net                                     548,169
                                 Accumulated net realized gain (loss) on investments and
                                 foreign currency transactions..............                                       1,949,938
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions                                  3,733,821
                                                                                                                     -------
NET ASSETS..................................................................                                  $   96,895,949
                                                                                                                     =======
SHARES OUTSTANDING
(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                       6,436,919
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                          $15.05
                                                                                                                     =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF OPERATIONS                                                                         YEAR ENDED AUGUST 31, 1997
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $178,331 foreign taxes
                                     withheld at source)....................                     $1,152,380
                                 Interest...................................                        314,615
                                                                                                     ------
                                       Total Income.........................                                      $1,466,995
EXPENSES:                        Management fee-Note 3(a)...................                        567,130
                                 Shareholder servicing costs-Note 3(b)......                        152,668
                                 Custodian fees.............................                         57,750
                                 Registration fees..........................                         46,306
                                 Professional fees..........................                         23,859
                                 Directors' fees and expenses-Note 3(c).....                          8,015
                                 Prospectus and shareholders' reports.......                          7,265
                                 Loan commitment fees-Note 2................                            625
                                 Miscellaneous..............................                          1,915
                                                                                                     ------
                                       Total Expenses.......................                        865,533
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                        (18,565)
                                                                                                     ------
                                       Net Expenses.........................                                         846,968
                                                                                                                      ------
INVESTMENT INCOME-NET.......................................................                                         620,027
                                                                                                                      ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments
                                     and foreign currency transactions......                     $2,357,700
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                       (225,718)
                                                                                                     ------
                                       Net Realized Gain (Loss).............                                       2,131,982
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                                       3,810,469
                                                                                                                      ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       5,942,451
                                                                                                                      ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $6,562,478
                                                                                                                      ======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                       Year Ended              Year Ended
                                                                                     August 31, 1997        August 31, 1996*
                                                                                        ---------               ---------
OPERATIONS:
    Investment income-net...............................................              $   620,027               $    235,391
    Net realized gain (loss) on investments.............................                2,131,982                    208,090
    Net unrealized appreciation (depreciation) on investments...........                3,810,469                    (76,648)
                                                                                         -------                     -------
      Net Increase (Decrease) in Net Assets Resulting from Operations...                6,562,478                    366,833
                                                                                         -------                     -------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...............................................                 (290,696)                   (16,553)
    Net realized gain on investments....................................                 (376,194)                   (13,940)
                                                                                         -------                     -------
      Total Dividends...................................................                 (666,890)                   (30,493)
                                                                                         -------                     -------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.......................................               89,144,565                 29,459,331
    Dividends reinvested................................................                  522,275                     30,423
    Cost of shares redeemed.............................................              (24,304,311)                (4,188,262)
                                                                                         -------                     -------
      Increase (Decrease) in Net Assets from Capital Stock Transactions.               65,362,529                 25,301,492
                                                                                         -------                     -------
          Total Increase (Decrease) in Net Assets.......................               71,258,117                 25,637,832
NET ASSETS:
    Beginning of Period.................................................               25,637,832                       ---
                                                                                         -------                     -------
    End of Period.......................................................             $ 96,895,949               $ 25,637,832
                                                                                         -------                     -------
UNDISTRIBUTED INVESTMENT INCOME-NET.....................................            $     548,169               $    218,838
                                                                                         -------                     -------
                                                                                          Shares                  Shares
                                                                                          -------                 -------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................                6,171,987                  2,260,166
    Shares issued for dividends reinvested..............................                   38,601                      2,436
    Shares redeemed.....................................................               (1,712,155)                  (324,116)
                                                                                         -------                     -------
      Net Increase (Decrease) in Shares Outstanding.....................                4,498,433                  1,938,486
                                                                                         =======                     =======
    *From September 29, 1995 (commencement of operations) to August 31, 1996.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                               Year Ended August 31,
                                                                                                   ---------------
PER SHARE DATA                                                                                  1997          1996(1)
                                                                                              ----              ----
    Net asset value, beginning of period....................................                  $13.23           $12.50
                                                                                              ----              ----
    Investment Operations:
    Investment income-net...................................................                     .07              .15
    Net realized and unrealized gain (loss)
      on investments........................................................                    1.98              .65
                                                                                              ----              ----
    Total from Investment Operations........................................                    2.05              .80
                                                                                              ----              ----
    Distributions:
    Dividends from investment income-net....................................                    (.10)            (.04)
    Dividends from net realized gain on investments.........................                    (.13)            (.03)
                                                                                              ----              ----
    Total Distributions.....................................................                    (.23)            (.07)
                                                                                              ----              ----
    Net asset value, end of period..........................................                  $15.05           $13.23
                                                                                              =====              ====
TOTAL INVESTMENT RETURN.....................................................                   15.72%            6.43%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                    1.49%            1.39%(2)
    Ratio of net investment income
      to average net assets.................................................                    1.09%            1.78%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager....................................                     .03%            .51%(2)
    Portfolio Turnover Rate.................................................                   25.35%           19.14%(2)
    Average commission rate paid (3)........................................                  $.0315           $.0348
    Net Assets, end of period (000's Omitted)...............................                 $96,896          $25,638
    (1)  From September 29, 1995 (commencement of operations) to August 31,
         1996.
    (2)  Not annualized.
    (3)  The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus International Value Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that funds' operations; expenses which are applicable to all fund's are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.
Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.



DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended August 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from September 1, 1996 through August 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the Fund, also contemplates loan commitment fees) and extraordinary expenses, exceed an annual rate of 1.50% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $18,565 during the period ended August 31, 1997.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1997, the Fund was charged an aggregate of $141,783 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $10,234 during the period ended August 31, 1997.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) Effective March 3, 1997, a 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.


DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4 - SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended August 31, 1997, amounted to $76,232,478 and $13,019,381, respectively.
    In addition, the following summarizes open forward currency exchange contracts at August 31, 1997:

                                                               Foreign                                        Unrealized
                                                              Currency                                       Appreciation
Forward Currency Exchange Contracts                            Amounts            Cost            Value      (Depreciation)
---------------------------------                             ---------          -------          -------         -------
Purchases:
------------
Australian Dollars, expiring 9/1/97......                          52,185        $  39,060      $    38,147    $    (913)
Australian Dollars, expiring 9/4/97......                          149,620         109,641          109,372         (269)
British Pounds, expiring 9/1/97..........                          21,324           34,311           34,592          281
British Pounds, expiring 9/2/97..........                          201,658         325,376          327,130        1,754
British Pounds, expiring 9/4/97..........                          416,287         676,133          675,301        (832)
Dutch Guilders, expiring 9/2/97..........                          728,333         356,991          357,341          350
French Francs, expiring 9/30/97..........                        7,550,764       1,252,058        1,240,575      (11,483)
German Deutsche Marks, expiring 9/2/97...                        1,324,399         735,083          732,198       (2,885)
Hong Kong Dollars, expiring 9/2/97.......                          233,872          30,194           30,177          (17)
Italian Lira, expiring 9/4/97............                      122,027,415          68,981           69,049           68
Japanese Yen, expiring 9/2/97............                      179,150,740       1,511,183        1,481,687      (29,496)
Malaysian Ringgits, expiring 9/2/97......                          286,593         101,391           98,232       (3,159)
Norwegian Krone, expiring 9/2/97.........                          485,776         64,972            64,948          (24)
Singapore Dollars, expiring 9/1/97.......                          265,401         178,121          175,587       (2,534)
Singapore Dollars, expiring 9/2/97.......                          258,333         169,510          170,912         1,402
Swedish Krona, expiring 9/2/97...........                        2,132,066         273,380          270,532       (2,848)
                                                                                                                  ------
    TOTAL................................                                                                     $  (50,605)
                                                                                                                  ======

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions.
When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.
    (B) At August 31, 1997, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $3,717,671, consisting of $7,548,589 gross unrealized appreciation and $3,830,918 gross unrealized depreciation.
    At August 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS INTERNATIONAL VALUE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS INTERNATIONAL VALUE FUND
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Value Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Value Fund at August 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
             [ERNST & YOUNG LLP SIGNATURE LOGO]
New York, New York
October 7, 1997
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended August 31, 1997:
    - the total amount of taxes paid to foreign countries was $178,331
    - the total amount of income sourced from foreign countries was
$1,081,352
    As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 1997 calendar year with Form 1099-DIV which will be mailed by January 31, 1998.
    For Federal tax purposes the Fund hereby designates $.008 per share as a long-term capital gain distribution of the $.234 per share paid on December 19, 1996.


Registration Mark
[DREYFUS LION 'D' LOGO]
DREYFUS INTERNATIONAL VALUE FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            254AR978
Registration Mark
[DREYFUS LOGO]
International
Value Fund
Annual Report
August 31, 1997